                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 26, 1999


                              GEOLOGISTICS CORPORATION

                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                      DELAWARE

                    (STATE OR OTHER JURISDICTION OF INCORPORATION)


                     333-42607                    22-3438013

                 (COMMISSION FILE               (IRS EMPLOYER
                      NUMBER)                 IDENTIFICATION NO.)


           13952 DENVER WEST PARKWAY, GOLDEN, COLORADO             80401

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                   (303) 704-4400

                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS

     On March 4, 1999, GeoLogistics Corporation (the "Company") issued a press release regarding the restructuring of its GeoLogistics Americas business into two independent operating units and the realignment of its products and services in light of a fourth quarter operating loss that reflects continuing challenges in its GeoLogistics Americas freight forwarding business. The Company expects to report a fiscal 1998 consolidated operating loss of approximately $12 million on revenues of approximately $1.5 billion primarily because of a GeoLogistics Americas operating loss in the fourth quarter ended December 31, 1998. These amounts are preliminary in nature and subject to audit by the Company's independent auditors. The Company's other operating units, which continued to perform well during both the fourth quarter and full year, would not be impacted by the Americas restructuring, although the financial statement impact of such actions at GeoLogistics Americas has not yet been determined. A copy of the press release is attached hereto as Exhibit 99.1.

     On February 26, 1999, the Company executed Amendment No. 3 (the "Amendment") to the Amended and Restated Loan Agreement dated as of October 28, 1997 (as previously amended by Amendment No. 1 dated December 12, 1997 and Amendment No. 2 dated as of July 10, 1998, the "Loan Agreement") among the Company, certain of its subsidiaries, ING (U.S.) Capital Corporation (now known as ING (U.S.) Capital LLC and referred to herein as "ING Capital") as sole initial Lender and as Administrative Agent (the "Administrative Agent"), and ING Bank, N.V. (London, England Branch), as facilitator of the United Kingdom commitment. The Amendment includes revised financial covenants and additional collateral that were required as a result of the recent operating results of the Company. The description of the Amendment contained herein is qualified in its entirety by reference to the complete text of the Amendment attached hereto as
Exhibit 10.29 and incorporated by reference herein.

     The Amendment (a) provides for an additional $30.5 million commitment by ING Capital to make supplemental loans, which will become due and payable on December 31, 2002 (subject to extension upon the extension of the maturity date specified in the Loan Agreement), and to issue supplemental letters of credit,
(b) requires the obligors under the amended Loan Agreement to grant a security interest in all of their personal property, including all trademarks and other intangibles, to the extent not already included in the collateral, and one item of real property to secure the loans under the amended Loan Agreement, (c) amends the EBITDA covenant to (i) increase the minimum required EBITDA to (A) $22,500,000 for the twelve months ending March 31, 1999, (B) $24,000,000 for the twelve months ending June 30, 1999, (C) $27,000,000 for the twelve months ending September 30, 1999 and (D) $30,000,000 for the twelve months ending December 31, 1999 and (ii) exclude results of GeoLogistics Americas, Inc. from the calculation of EBITDA during the period from and after December 31, 1998 to and including December 31, 1999 for purposes of complying with the EBITDA covenant,
(d) amends the Interest Charge Coverage Ratio covenant to (i) decrease the minimum Interest Charge Coverage Ratio to (A) 1.00 to 1.00 for the fiscal quarter ending December 31, 1998, (B) 1.10 to 1.00 for the fiscal quarter ending March 31, 1999, (C) 1.20 to 1.00 for the fiscal quarter ending June 30, 1999,
(D) 1.30 to 1.00 for the fiscal quarter ending September 30, 1999 and (E) 1.40 to 1.00 for the fiscal quarter ending December 31, 1999 and (ii) exclude results of GeoLogistics Americas, Inc. from the calculation of EBITDA during the period from and after December 31, 1998 to and including December 31, 1999 for purposes of complying with the Interest Charge Coverage Ratio covenant, (e) increases the restrictions regarding the making of investments and acquisitions and prohibits the payment of management fees by the Company and certain of its subsidiaries prior to the date following March 31, 1999 on which the Company is in compliance with the EBITDA and the Interest Charge Coverage Ratio covenants or, in the case of the management fees, the earlier satisfaction of certain other tests, (f) added an EBITDA covenant for GeoLogistics Americas, Inc. requiring a maximum deficit EBITDA for GeoLogistics Americas, Inc. of (i) ($19,500,000) for the three months ending on December 31, 1998, (ii) ($9,000,000) for the three months ending on March 31, 1999, (iii) ($13,500,000)
for the six months ending on June 30, 1999, (iv) ($19,900,000) for the nine months ending on September 30, 1999 and (v) ($22,000,000) for the fiscal period ending December 31, 1999, (g) increases the margins applicable to eurodollar and base rate loans based on specified funded debt ratios, (h) joins Bekins Van Lines, LLC and GeoLogistics Network Solutions, Inc. as borrowers under the Loan Agreement and (i) provides that for purposes of calculating EBITDA for any fiscal period, GeoLogistics Air Services, Inc. (including its predecessor Caribbean Air Services, Inc.) shall be deemed to be a subsidiary of the Company for the entirety of that fiscal period. Because of the undetermined impact of the restructuring on GeoLogistics Americas EBITDA, and because of the uncertainties surrounding the performance of GeoLogistics Americas, the Company may have to seek again to amend those covenants.

     The Company has applied approximately $15 million of amounts borrowed under the supplemental commitment of the amended Loan Agreement to repay in full the obligations of the Company to ING Capital under the Credit Agreement (the "Credit Agreement") dated July 10, 1998 between the Company and ING Capital.
The Company anticipates that additional borrowings under the amended Loan Agreement will be applied for working capital purposes.

     The matters discussed herein and in the press release attached as an exhibit hereto may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company's plans for restructuring GeoLogistics Americas, the Company's plans to investigate strategic and operating alternatives and the Company's pro forma operating results after giving effect to the acquisition of Caribbean Air Services. Such forward-looking statements are inherently uncertain and may be affected by a variety of factors, including without limitation availability of financing, competition, general economic conditions and other factors described in the Company's Registration Statement on Form S-4 dated April 28, 1998 and the Company's quarterly reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998. Investors should recognize that the Company's plans described herein, including its plans to restructure GeoLogistics Americas, may change. There can be no assurance that the Company's restructuring efforts will succeed or that there will be sufficient financing available for the Company's operations should the Company's GeoLogistics Americas business continue to incur significant operating losses.


EXHIBIT NO.         DESCRIPTION
-----------         -----------
10.29               Amendment No. 3 to the Amended and Restated Loan Agreement.

99.1                Press Release


                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GEOLOGISTICS CORPORATION




Date:  March 4, 1999                    By:  /s/ Miles Stover
                                           -------------------------
                                             Miles Stover
                                             Chief Financial Officer

                                   EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
10.29               Amendment No. 3 to the Amended and Restated Loan Agreement.

99.1                Press Release
